Sandler O’Neill East Coast Financial Services Conference November 13-14, 2019 1

Forward-looking Statement Disclosure Certain statements contained in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements of Park’s goals, intentions and expectations; statements regarding Park’s business plan and growth strategies; statements regarding the asset quality of Park’s loan and investment portfolios; and estimates of Park’s risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions, including change in or disruption of the financial markers; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Park to integrate recent acquisitions and attract new customers; risks and uncertainties associated with Park’s entry into new geographic markets with its recent acquisitions; possible changes in trade, monetary and other fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative proceedings; possible changes in the credit worthiness of customers and other counterparties and the possible impairment of collectability of loans or other counterparty obligations; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like Park’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; and changes in market, economic, operational, asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with the Park’s business and adequacy of Park’s internal controls and risk management program in addressing them; the effect of changes in Park’s accounting policies upon implementation of the new current expected credit loss rule issued by the Financial Accounting Standards Board; and the discontinuation of LIBOR and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of Park’s hedging strategies. Please refer to Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as its other filings with the Securities and Exchange Commission (the “SEC”), for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. All forward- looking statements included in this communication are made as of the date hereof and are based on information available as of the date hereof. Except as required by law, proceedings; Park assumes no obligation to update any forward-looking statement. 2

Park National Corporation (PRK) Profile (as of September 30, 2019) • 12 Community Bank Divisions • 2 Specialty Finance Companies • 38 counties • 8 financial service centers • One non-bank workout subsidiary • 117 bank branches • 1,936 FTEs 3

Leadership Team Park Senior Management • David L. Trautman – Chairman and CEO – Age: 58 Chairman of the Board, CEO and Board Member of The Park National Bank and Park National Corporation (Park) headquartered in Newark, Ohio. He served as President of The Park National Bank from 2005 to 2019. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National Bank, from 2000 to 2006. Mr. Trautman received his B.A. from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, a member of the Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of Dawes Arboretum. • C. Daniel DeLawder – Chairman of the Executive Committee – Age: 70 Chairman of the Executive Committee of the Board and Board Member of The Park National Bank and Park headquartered in Newark, Ohio. He served previously as Chairman and CEO of The Park National Bank and Park from 1999 to 2013. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of Medical Benefits Mutual Life Insurance Company, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is a past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. 4

Park Senior Management (continued) • Matthew R. Miller – President – Age: 41 President of Park and The Park National Bank since May 2019. Formerly served as the Executive Vice President of The Park National Bank and Park from April 2017 to April 2019, the Chief Accounting Officer of Park and The Park National Bank from December 2012 to April 2017, and as an Accounting Vice President from April 2009 to December 2012. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. He is past chairman and current member of the Next Generation Advisory Board of the Ohio Bankers League, is past president and current member of the Licking County Family YMCA board, served as the 2015-16 campaign chair for the United Way of Licking County, is chair of the Development Council Annual Fund Committee at The Works, serves on the Development Council for Licking Memorial Health Systems, is a board member of the Licking County Chamber of Commerce, is a board member of the advisory board at The Ohio State University – Newark Campus, and is a member of the Newark Rotary Club. • Brady T. Burt – Chief Financial Officer – Age: 47 Chief Financial Officer of Park and The Park National Bank since 2012. Formerly served as the Chief Accounting Officer of Park and The Park National Bank from April 2007 to December 2012. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities from April 2002 to November 2006, including Executive Vice President and Chief Financial Officer. Mr. Burt was also employed by PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He is a board member and serves on the Audit Committee, Governance Committee and Risk Committee of the Federal Home Loan Bank of Cincinnati. In addition, he is a former board member and serves on the Finance Committee of the Licking County United Way, is a board member and board secretary of Habitat MidOhio, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation. 5

Experienced Leadership Team • Senior leadership consists of executives with proven local market experience • Leadership team averages 29 years of banking experience • Average management tenure with Park National is approximately 21 years Years Years with In Name Position Age PRK Industry Chairman of the Board David L. Trautman 58 36 36 & CEO Chairman of the C. Daniel DeLawder 70 48 48 Executive Committee Matthew R. Miller President 41 10 16 Brady T. Burt Chief Financial Officer 47 12 18 6

Leadership Team – continued Years Years with In Name Position Age PRK Industry Todd Bogdan SVP – Chief Technology Officer 51 3 31 Adrienne M. Brokaw SVP – Director of Internal Audit 51 6 20 Thomas J. Button SVP – Chief Credit Officer 59 22 33 Thomas M. Cummiskey SVP – Trust 50 20 22 Kelly E. Herreman VP – Chief Accounting Officer 37 9 14 Robert N. Kent, Jr. President – Scope Aircraft Finance 62 16 36 Timothy J. Lehman SVP and Chief Operating Officer 55 24 24 Laura B. Lewis SVP – Human Resources & Marketing 60 35 35 VP – Process Transformation and Mark H. Miller 37 3 3 Project Management Greg M. Rhoads VP – Chief Information Officer 41 17 17 Cheryl L. Snyder SVP – Chief Retail Officer 63 40 42 Paul E. Turner SVP - Treasury 52 29 29 Jeffrey A. Wilson SVP – Chief Risk Officer 53 15 23 7

Affiliate Leadership Years Years with In Name Position Age PRK/Affiliate Industry Robert E. Boss President – First-Knox National Bank 63 12 41 John A. Brown President – Security National Bank 50 28 28 President – Park National Bank of David J. Gooch 50 22 28 Southwest Ohio & Northern Kentucky Chris R. Hiner President – Richland Bank 36 13 13 J. Blaine Jackson President – NewDominion Bank 42 8 20 John D. Kimberly President – Carolina Alliance Bank 55 12 33 Patrick L. Nash President – Century National Bank 55 32 32 Scott E. Rasor President – Unity National Bank 60 6 36 Donald R. Stone President – United Bank 62 23 35 John E. Swallow President – Second National Bank 63 34 44 Laura F. Tussing President – Fairfield National Bank 38 15 15 Stephen G. Wells Affiliate President Liaison 58 35 35 8

Highlights of the First Nine Months of 2019 •Average interest earning assets for the first nine months of 2019 increased by $693 million, or 9.9%, to $7,681 million, compared to $6,988 million for the first nine months of 2018. The average yield on interest earning assets increased by 31 basis points to 4.72% for the first nine months of 2019, compared to 4.41% for the first nine months of 2018. •Organic loan growth of $206.3 million (3.7%) from 9/30/18 to 9/30/19 at PNB. This excludes the Carolina Alliance Bank Division’s loans outstanding of $570.5 million. • Organic deposit growth of $248.1 million (3.9%) from 9/30/18 to 9/30/19 at PNB, which consists of a $66.9 million (3.7%) increase in noninterest bearing deposits and a $181.1 million (4.0%) increase in interest bearing deposits. This excludes Carolina Alliance Bank’s deposits of $632.4 million at 9/30/19. •Successfully closed the Carolina Alliance Bank merger on April 1, 2019 and integrated the core system in October 2019. 9

ROA and ROE History

PRK and PRK, excluding Vision Bank & SE Property Holdings, LLC (SEPH)

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
3Q 2019 YTD (annualized)	1.25%	1.27%	1.18%[3]	11.61%	11.84%	10.01%[3]
2018	1.45%	1.39%	1.25%	14.08%	13.75%	10.47%
2017	1.09%	1.10%	0.95%	11.15%	11.59%	8.48%
2016	1.16%	1.08%	1.01%	11.68%	11.03%	9.16%
2015	1.11%	1.12%	0.97%	11.40%	11.69%	8.68%
2014	1.22%	1.16%	0.95%	12.34%	11.81%	8.34%
2013	1.15%	1.16%	1.04%	11.94%	12.11%	8.89%
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.56%
2011	1.06%	1.59%	0.80%	11.81%	19.46%	7.27%
2010	0.74%	1.58%	0.25%	8.05%	18.27%	0.88%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
Average 2009 – 2018	1.11%	1.31%	0.80%	11.57%	14.42%	6.85%

[1] Calculated using average common equity for Park National Corporation for the period.
[2] Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC, for the period.
[3] Due to unavailability of 3Q 2019 YTD peer median financial metrics, data utilized herein reflects 2Q 2019 YTD peer median financial results.

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 billion and $10.0 billion

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The Park National Bank – The bank of choice Headquarter Counties – Deposits (in thousands) 2019 2018 Headquarter Headquarter County County Year Joined Hdqtr. Co. Total County % of 2019 % of 2018 Market Share Market Share Bank Division Park Deposits Deposits Market Share Market Share Rank Rank Park National 1908 $1,574,121 $2,708,850 58.11% 60.52% 1 1 First-Knox National 1997 630,722 973,177 64.81% 60.22% 1 1 Richland Bank 1987 555,177 1,893,042 29.33% 30.41% 1 1 Century National 1990 533,183 1,465,477 36.38% 35.19% 1 1 Security National 2001 502,969 1,620,651 31.03% 32.53% 1 1 Fairfield National 1985 425,045 2,313,762 18.37% 18.65% 1 1 Second National 2000 287,476 1,232,984 23.32% 22.46% 2 2 Seven largest OH divisions $4,508,693 $12,207,943 36.93% 37.26% Other OH divisions – headquarter counties 540,934 5,109,527 10.59% 10.68% Total OH divisions – headquarter counties $5,049,627 $17,317,470 29.16% 29.40% Remaining Ohio bank deposits $1,228,610 Total Ohio bank deposits $6,278,237 Source: SNL, June 30, 2019 11

Park National Corporation Consolidated Statements of Income Nine Nine months months (In thousands) Q3 2019 Q2 2019 Q1 2019 YTD 2019 YTD 2018 2018 2017 Net interest income $ 77,101 $ 75,851 $ 67,776 $ 220,728 $ 197,268 $ 266,898 $ 243,759 Provision for loan losses 1,967 1,919 2,498 6,384 4,586 7,945 8,557 Other income 28,136 22,808 22,025 72,969 74,209 101,101 86,429 Other expense 65,738 70,192 56,827 192,757 166,158 228,755 203,162 Income before income taxes 37,532 26,548 30,476 94,556 100,733 131,299 118,469 Income taxes 6,386 4,385 5,021 15,792 16,607 20,912 34,227 Net income $ 31,146 $ 22,163 $ 25,455 $ 78,764 $ 84,126 $ 110,387 $ 84,242 Diluted EPS $ 1.89 $ 1.33 $1.62 $ 4.84 $5.41 $ 7.07 $ 5.47 One-time expenses related to the merger with CAB Financial Corporation were $0.7 million, $6.0 million and $0.2 million in Q3, Q2 and Q1 2019, respectively. Source: Company Filings 12

Park National Corporation Consolidated Balance Sheets (In millions) Sep. 30, 2019 Dec. 31, 2018 Dec. 31, 2017 Cash & cash equivalents $ 373 $ 167 $ 169 Investment securities 1,329 1,428 1,513 Loans 6,404 5,692 5,372 Allowance for loan losses (56) (52) (50) Other assets 674 569 534 Total assets 8,724 7,804 7,538 Noninterest bearing deposits 1,942 1,805 1,634 Interest bearing deposits 5,226 4,456 4,183 Total deposits 7,168 6,261 5,817 Total borrowings 498 637 906 Other liabilities 102 73 59 Total shareholders’ equity 956 833 756 Total liabilities & shareholders’ equity $ 8,724 $ 7,804 $ 7,538 Source: Company Filings 13

Quarterly Net Income (Loss) by Operating Segment Nine months Nine months (In thousands) Q3 2019 Q2 2019 Q1 2019 YTD 2019 YTD 2018 2018 2017 PNB $ 30,948 $ 29,382 $ 26,692 $ 87,022 $ 83,398 $ 109,472 $ 87,315 GFSC 203 163 287 653 606 521 260 All Other (5) (7,382) (1,524) (8,911) 122 394 (3,333) Total Park $ 31,146 $ 22,163 $ 25,455 $ 78,764 $ 84,126 $ 110,387 $ 84,242 “All Other" primarily consists of Park as the "Parent Company" and SE Property Holdings, LLC ("SEPH"). SEPH is a non-bank subsidiary of Park, holding former Vision Bank OREO property and non-performing loans. Source: Company Filings 14

The Park National Bank Consolidated Statements of Income Nine months Nine months (In thousands) Q3 2019 Q2 2019 Q1 2019 YTD 2019 YTD 2018 2018 2017 Net interest income $ 76,180 $ 74,893 $ 66,282 $ 217,355 $ 190,319 $ 258,547 $ 235,243 Provision for loan losses 2,320 1,803 2,440 6,563 4,491 7,569 9,898 Other income 24,842 22,674 20,708 68,224 64,544 88,981 82,742 Other expense 60,943 60,014 51,974 172,931 149,152 206,843 185,891 Income before income taxes 37,759 35,750 32,576 106,085 101,220 133,116 122,196 Income taxes 6,811 6,368 5,884 19,063 17,822 23,644 34,881 Net income $ 30,948 $ 29,382 $ 26,692 $ 87,022 $ 83,398 $ 109,472 $ 87,315 Source: Company Filings 15

Park National Bank Balance Sheet Highlights % change % change September 30, December 31, September 30, from from (In thousands) 2019 2018 2018 12/31/18 9/30/18 Loans $ 6,382,673 $ 5,671,173 $ 5,605,925 12.55% 13.86% Allowance for loan losses 53,865 49,067 47,981 9.78% 12.26% Net loans 6,328,808 5,622,106 5,557,944 12.57% 13.87% Investment securities 1,321,018 1,418,938 1,435,046 (6.90%) (7.95%) Total assets 8,673,919 7,753,848 7,707,474 11.87% 12.54% Total deposits 7,234,450 6,334,796 6,353,965 14.20% 13.86% Average assets (1) 8,353,174 7,573,713 7,523,967 10.29% 11.02% Return on average assets (2) 1.39% 1.45% 1.48% (4.14%) (6.08%) (1) Average assets for the nine-month periods ended September 30, 2019 and 2018, and for the year ended December 31, 2018. (2) Annualized for the nine months ended September 30, 2019 and 2018. Source: Company Filings 16

Park National Bank Loans by Type • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades 9/30/2019 6/30/2019 12/31/2018 9/30/2018 % Change from Amount Amount Amount Amount 6/30/2019 12/31/2018 9/30/2018 Commercial Real Estate Owner Occupied $ 690,808 $ 703,754 $ 551,236 $ 548,930 (1.84%) 25.32% 25.85% Non-Owner Occupied 772,025 772,210 599,360 615,231 (0.02%) 28.81% 25.49% Residential Real Estate 1,884,112 1,897,201 1,793,619 1,780,808 (0.69%) 5.05% 5.80% Construction Real Estate 316,533 312,314 246,639 218,475 1.35% 28.34% 44.88% Commercial & Industrial 1,146,150 1,166,226 1,082,670 1,040,089 (1.72%) 5.86% 10.20% Consumer 1,405,049 1,336,164 1,262,929 1,261,297 5.16% 11.25% 11.40% Farmland 136,864 136,328 132,447 138,463 0.39% 3.33% (1.15%) Leases 31,132 31,054 2,273 2,632 0.25% 1269.64% 1082.83% Total Loans $ 6,382,673 $ 6,355,251 $ 5,671,173 $ 5,605,925 0.43% 12.55% 13.86% The acquisition of Carolina Alliance Bank in Q2 2019 added $576.0 million and $570.5 million to total loans as of June 30, 2019 and September 30, 2019, respectively. Source: Company Filings as of September 30, 2019 17

Park National Bank Indirect Loans $1,250,000 $1,000,000 $750,000 $500,000 $250,000 Indirect Loans (in thousands) $0 Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Sep. 30, 2019 Other $106,872 $86,425 $71,814 $64,649 Boat/RV $138,483 $184,862 $214,425 $244,071 Auto $668,018 $778,711 $809,529 $907,941 Total Indirect Loans $913,373 $1,049,998 $1,095,768 $1,216,661 Indirect Loans (as of 09/30/19) Credit Score Outstanding Balance 30-59 DPD 60-89 DPD 90+ DPD Past Due Balance % Past Due 770 and above $ 653,025,666 33 12 2 $ 511,712 0.08% 740-769 218,511,950 28 8 3 379,383 0.17% 700-739 242,553,546 68 16 10 1,184,235 0.49% 621-699 87,321,160 76 23 15 907,620 1.04% 620 and below 3,236,467 21 2 7 186,565 5.76% No score 12,012,336 23 10 2 198,259 1.65% Total $ 1,216,661,124 249 71 39 $ 3,367,774 0.28% Source: Company Filings 18

Park National Corporation Nonperforming assets (in thousands) Sep. 30, 2019 Dec. 31, 2018 Dec. 31, 2017 Non-accrual loans 1 $ 89,555 $ 67,954 $ 72,056 Renegotiated loans 18,382 15,173 20,111 Loans past due 90 days or more (still accruing) 3,247 2,243 1,792 Total nonperforming loans $ 111,184 $ 85,370 $ 93,959 Other real estate owned (OREO) 3,779 4,303 14,190 Other non performing assets – PNB 3,598 3,464 4,849 Total nonperforming assets $ 118,561 $ 93,137 $ 112,998 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 1.45% 1.23% 1.37% Percentage of nonaccrual, restructured and OREO to assets (PRK) 1.28% 1.12% 1.41% Texas Ratio (PRK) Note: The Texas Ratio is calculated as total nonperforming assets divided 14.14% 12.19% 15.40% by the sum of tangible common equity plus the allowance for loan losses. Peer Group Information Jun. 30, 2019 Dec. 31, 2018 Dec. 31, 2017 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 0.53% 0.54% 0.55% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 0.60% 0.59% 0.63% 1 10 loans with net current book balances of greater than $500,000, totaling $21.6 million moved into non-accrual status in September 2019. This is not indicative of overall credit deterioration throughout the corporation. 2 Peer data for the current quarter is not yet available, prior quarter peer data is used. Source: BHC Performance Report and Company Filings 19

PRK comparison to peers Peer Peer PRK Group Peer Peer PRK Group Price to Price to PRK Group PRK Group Price to Price to Tangible Tangible Price to Price to Dividend Dividend Book % Book % Book Book % Earnings Earnings Yield Yield 3Q 2019 162% 132% 1 198% 160% 1 14.7 2 12.1 1 4.6 3 2.1 1 2018 160% 123% 187% 157% 12.0 12.6 4.5 2.3 2017 210% 162% 233% 199% 19.0 20.3 3.6 1.8 2016 247% 171% 274% 221% 21.4 20.5 3.1 1.7 2015 194% 136% 216% 168% 17.2 16.2 4.2 2.1 2014 196% 146% 218% 178% 16.2 19.8 4.2 1.9 2013 202% 170% 227% 192% 17.0 19.9 4.4 2.1 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 1 Due to unavailability of 3Q 2019 peer median financial metrics, data utilized herein reflects 2Q 2019 peer median financial results. 2 Calculated for the nine months ended September 30, 2019. 3 Annualized based on dividends and stock price through September 30, 2019. Source: Company Filings and SNL data of $3 billion to $10 billion bank holding companies 20

PRK M&A Strategy Two prong strategy guidelines: • Traditional M&A • Strong franchise, good reputation • Good market share • Existing leadership continuity • Traditional community bank structure • Core deposits • Metro Strategy – Attractive markets in the Midwest / Southeast / Mid-Atlantic states • Open de novo • Mirror successful Columbus, Ohio office • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing or potential trust and wealth management business • Commercial focused • Proven leadership team 21

Sandler O’Neill East Coast Financial Services Conference November 13-14, 2019 22